Supplement Dated September 22, 2025
To The Initial Summary Prospectus Dated April 28, 2025 For

ELITE ACCESS ADVISORY II® FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY

Issued by
Jackson National Life Insurance Company of New York® through
JNLNY Separate Account I

This supplement updates the above-referenced initial summary prospectus. Please read and keep it together with your initial summary prospectus for future reference. To obtain an additional copy of an initial summary prospectus, please contact us at our Jackson of NY Customer Care Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-599-5651; www.jackson.com.

Effective September 22, 2025 your initial summary prospectus is revised to include language that describes the ability to, under certain circumstances, have advisory fees deducted directly from your Contract Value and automatically transferred to your third-party financial professional. Your initial summary prospectus is revised as follows:

➢    In the section titled "IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT", the following changes are made:

•In the "FEES AND EXPENSES" section of the table, in the "Transaction Charges" row, the following sentence has been added to the end of the description of transactions paragraph:

Under certain circumstances, you may elect to have advisory fees directly deducted from your Contract Value and automatically transmitted to your third-party financial professional, subject to certain administrative rules.

•In the "RESTRICTIONS" section of the table, in the "Optional Benefits" row, the following bullet point has been added:

Under certain circumstances, you may elect to have the advisory fee directly deducted from your Contract Value and automatically transmitted to your third-party financial professional, subject to certain administrative rules. If you elect to pay your advisory fees via direct deductions under our rules, these deductions will reduce the basic death benefit.

➢    In the section titled "OVERVIEW OF THE CONTRACT", the answer to the question "How is my Contract impacted by the deduction of advisory fees?" has been deleted and replaced with the following:

The Contracts are available through third-party financial professionals who charge an advisory fee for their services. This advisory fee is in addition to contract fees and expenses disclosed in this prospectus. Under certain circumstances, you may elect to have the advisory fee directly deducted from your Contract Value and automatically transmitted to your third-party financial professional, subject to certain administrative rules. If you do elect to pay your advisory fees via direct deductions under our rules, we will not treat such deductions as withdrawals in two specific ways: (i) we will not report them as taxable distributions under your Contract; and (ii) any such deduction will not trigger a reduction in the value of any eligible add-on benefit you elected. It is important to note that deductions to pay advisory fees will always reduce the basic death benefit and your Contract Value on a dollar-for dollar basis, and they are otherwise subject to all contractual provisions and other restrictions and penalties, including minimum withdrawal requirements.

If you make a withdrawal to pay advisory fees without setting up direct deductions under our administrative rules (including the Add-On Benefit Advisory Fee Withdrawal Program, if applicable), your withdrawal will be treated as a standard partial withdrawal under the Contract. This means, in addition to your Contract Value and basic death benefit being reduced, we will reduce the value of any elected add-on benefit(s), and any such withdrawal will be subject to any applicable taxes and tax penalties.

➢    In the section titled "BENEFITS AVAILABLE UNDER THE CONTRACTS", the following changes are made:

•In the "Basic Death Benefits (automatically included in the contract)" table, in the "Basic Death Benefit" row, the following new bullet point has been added to the "BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS" column:

◦Payment of advisory fees via direct deduction from Contract Value could significantly reduce the benefit.

•In the "Add-On Death Benefits Available For a Fee" table, in the "Return of Premium Guaranteed Minimum Death Benefit" row, the following bullet point has been added to the "BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS" column:

◦Payment of advisory fees via direct deduction from Contract Value is not permitted if this add-on benefit is elected.

•In the "Add-On Living Benefits Available For a Fee" table, in the "Principal Guard GMAB" row, the following bullet point has been added to the "BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS" column:

◦The deduction of advisory fees from Contract Value under the Add-On Benefit Advisory Fee Withdrawal Program will be capped at 1.25% of Contract Value annually.

➢    In the section titled "ADDITIONAL INFORMATION ABOUT FEES", under the subsection titled "EXAMPLE", the paragraph immediately before the Example table has been deleted and replaced with the following:

The table below is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses and annual Fund expenses. The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, and assumes the most expensive combination of annual Fund expenses and add-on benefits available for an additional charge (using the maximum possible charge). The Example does not include any advisory fees paid to third-party financial professionals from Contract Value or other assets of the Owner. If such advisory fees were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
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(To be used with JMV21086NYISP 04/25)

VPS00131 09/25